UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2025

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Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 9, 2025, Predictive Oncology Inc. (the “Company”) received a letter (the “Notice) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because the Company had not regained compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing on The Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”), the Staff has determined to delist the Company’s securities from The Nasdaq Capital Market. The Company was unable to complete its previously submitted plan of compliance within the 180-day extension period provided under the Listing Rules.

Unless the Company requested an appeal of the Staff’s determination by June 16, 2025, trading of the Company’s common stock would be suspended at the opening of business on June 18, 2025 and a Form 25-NSE would be filed with the Securities and Exchange Commission (“SEC”), which would remove the Company’s securities from listing and registration on the Nasdaq.

The Company has submitted a hearing request to Nasdaq’s Hearings Panel (the “Panel”), and the Panel has received the Company’s request, to appeal the Staff’s determination, which will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The Panel has discretion to take actions as prescribed by Nasdaq Listing Rule 5815(c)(1) including, but not limited to, granting an exception to the continued listing standards for a period not to exceed 180 days from the date of the Notice. However, there can be no assurance that the Company’s request to continue listing will be accepted or that if it is, the Company will be able to maintain compliance with requirements for its continued listing on The Nasdaq Capital Market.

The Company will continue to evaluate all available options to regain compliance with the listing requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s appeal of the delisting determination and its plans to regain compliance with Nasdaq’s continued listing requirements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. The Company undertakes no obligation to update these statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: June 11, 2025	By:	/s/ Josh Blacher
Josh Blacher
Interim Chief Financial Officer